Exhibit 10.1

AMENDMENT NO. 1

made as of January 26, 2012 to

SENIOR REVOLVING FACILITY CREDIT AGREEMENT

dated as of

December 13, 2010

among

TIM HORTONS INC. and

THE TDL GROUP CORP.

as Borrowers

and

THE LENDERS FROM TIME TO TIME PARTIES HERETO

as Lenders

and

THE BANK OF NOVA SCOTIA

as Administrative Agent

and

JPMORGAN CHASE BANK, N.A.

as Syndication Agent

and

ROYAL BANK OF CANADA

as Documentation Agent

and

J.P. MORGAN SECURITIES CANADA INC. and THE BANK OF NOVA SCOTIA

as Lead Arrangers and Joint Bookrunners

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of January 26, 2012 by TIM HORTONS INC. (the “Parent Borrower”) and THE TDL GROUP CORP. (the “Subsidiary Borrower”), as Borrowers, the Lenders party hereto, THE BANK OF NOVA SCOTIA, as Administrative Agent, THE BANK OF NOVA SCOTIA, as Issuing Bank and JPMorgan Chase Bank, N.A. as Syndication Agent under that certain Credit Agreement dated as of December 13, 2010 by and among the Borrowers, the Lenders, the Administrative Agent and the Syndication Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Lenders agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers and the Lenders party hereto have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lenders party hereto hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” appearing in Section 1.1 of the Credit Agreement is amended to restate in its entirety the pricing grid appearing therein to read as follows:

Applicable Leverage Ratio	Rating (Moody’s, S&P, DBRS)	Facility Fee (in basis points)	Base Rate/Prime Rate Applicable Margin (in basis points)	LIBO/EURO/ BA/LC Applicable Margin (in basis points)
Less than 0.50:1.00	≥A2, A or A	17.50	0.00	70.00
Equal to or greater than 0.50:1.00 but less than 0.75:1.00	≥A3, A- or A (low)	20.00	0.00	80.00
Equal to or greater than 0.75:1.00 but less than 1.00:1.00	≥Baa1, BBB+ or BBB (high)	25.00	00.0	100.00
Equal to or greater than 1.00:1.00 but less than 1.50:1.00	≥Baa2, BBB or BBB	30.00	20.0	120.00
Equal to or greater than 1.50:1.00	< Baa2, BBB or BBB	35.00	40.0	140.00

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(b) The definition of “Maturity Date” appearing in Section 1.1 of the Credit Agreement is amended to restate in its entirety as follows:

“Maturity Date” means January 26, 2017.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent and the Syndication Agent (the “Agents”) shall have received counterparts of this Amendment duly executed by the Borrowers, the Lenders and the Agents, (ii) the Agents shall have received such instruments and documents as the Agents shall reasonably request, including a written opinion of in-house counsel to the Borrowers, in form and substance reasonably acceptable to the Agents, and (iii) the Agent’s shall have received from the Borrowers all fees and other amounts due and payable, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel for the Agents) required to be reimbursed or paid by the Borrowers in connection with this Amendment and under the Loan Documents.

3. Representations and Warranties of the Borrowers The Borrowers hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Credit Parties set forth in the Credit Agreement, as amended hereby, are true and correct.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the Province of Ontario.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Address: 874 Sinclair Road Oakville, Ontario L6K 2Y1 Attention: Corporate Secretary	THE TDL GROUP CORP., as Borrower
Facsimile No.: (905) 845-2931	By:	/s/ MICHAEL J. MYSKIW
	Name:	Michael J. Myskiw
	Title:	Vice President & Treasurer

	By:	/s/ JILL E. AEBKER
	Name:	Jill E. Aebker
	Title:	Senior Vice President and Secretary

Address: 874 Sinclair Road Oakville, Ontario L6K 2Y1 Attention: Corporate Secretary Facsimile No.: (905) 845-2931	TIM HORTONS INC., as Borrower
	By:	/s/ MICHAEL J. MYSKIW
	Name:	Michael J. Myskiw
	Title:	Vice President & Treasurer

	By:	/s/ JILL E. AEBKER
	Name:	Jill E. Aebker
	Title:	Senior Vice President and Secretary

[Signatures continued on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Address:	THE BANK OF NOVA SCOTIA, as Administrative Agent
Scotia Plaza
40 King Street West 62nd Floor
Toronto, Ontario M5W 2X6	By:	/s/ CHARLIE GREGORIOU
Attention: Managing Director	Name:	Charlie Gregoriou
Facsimile: (416) 866-3329	Title:	Director, Commercial Banking

	By:	/s/ ERIC BORROMEO
	Name:	Eric Borromeo
	Title:	Director, Credit Solutions Group

[Signatures continued on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Address:	JPMORGAN CHASE BANK, N.A., as Syndication Agent
IL1-0364
21 South Clark Street
Chicago, IL 60670	By:	/s/ DANA J. MORAN
Attention: Dana Moran	Name:	Dana J. Moran
Facsimile: 312-212-5914	Title:	Vice President

[Signatures continued on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Address: 200 Bay Street, Suite 1800	JPMORGAN CHASE BANK, N.A., as Lender
Royal Bank Plaza, South Tower Toronto, ON M5J 2J2
Attention: Dana Moran	By:	/s/ DANA J. MORAN
Facsimile No.: 312-212-5914	Name:	Dana J. Moran
	Title:	Vice President

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Address: 2 Robert Speck Parkway Suite 400 Mississauga, ON L4Z 1H8 Attention: Charlie Gregoriou Facsimile No.: (905) 276-4920	THE BANK OF NOVA SCOTIA, as Lender and Issuing Bank
	By:	/s/ CHARLIE GREGORIOU
	Name:	Charlie Gregoriou
	Title:	Director Commercial Banking

	By:	/s/ ERIC BORROMEO
	Name:	Eric Borromeo
	Title:	Director, Credit Solutions Group

[Signatures continued on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Address: 200 Bay Street	ROYAL BANK OF CANADA, as Lender
4th Floor South Tower
Toronto, Ontario M5J 2W7
Attention: Managing Director	By:	/s/ VISHAL NAYEE
Facsimile No: (416) 842-5321	Name:	Vishal Nayee
	Title:	Authorized Signatory

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment be duly executed by their respective authorized officers as of the day and year first above written.

Address:	CITIBANK, N.A., Canadian branch, as Lender
Attention:
Facsimile:
	By:	/s/ SAMIN ATIQUE
	Name:	Samin Atique
	Title:	Authorized Signatory

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Address:	THE TORONTO-DOMINION BANK, as Lender

Attention:	By:	/s/ TIM THOMAS
Facsmile	Name:	Tim Thomas
	Title:	Managing Director

	By:	/s/ RICHARD ROBARTS
	Name:	Richard Robarts
	Title:	Vice President

[Signatures continued on next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Address: Attention: Facsimile No.:	PNC BANK, Canada Branch., as Lender
	By:	/s/ CAROLINE M. STADE
	Name:	Caroline M. Stade
	Title:	Senior Vice President

	By:	/s/ WILLIAM G. HINES
	Name:	William G. Hines
	Title:	Senior Vice President

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Address:	BANK OF MONTREAL, as Lender
Attention: Facsimile No.:	By:	/s/ DEBORAH CULLEN
	Name:	Deborah Cullen
	Title:	Director

	By:	/s/ DAVID GRAHAM
	Name:	David Graham
	Title:	Managing Director